PSG Tactical Growth Fund

a series of PSG Capital Management Trust

Supplement dated October 3, 2017

to the Prospectus dated August 1, 2017

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Effective immediately, the Fee Table on page 1 of the Fund’s prospectus is deleted and replaced as follows:

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.25%
Distribution and/or Service (12b-1) Fees		0.06%
Other Expenses		1.17%
Interest and Dividends on Securities Sold Short	0.58%
Remaining Other Expenses	0.59%
Acquired Fund Fees and Expenses (1)		0.32%
Total Annual Fund Operating Expenses (2)		2.80%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, until July 31, 2018 so that the total annual operating expenses (exclusive of any brokerage fees and commissions, indirect expenses such as acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes, extraordinary expenses such as litigation or expenses in connection with a merger or reorganization) of the Fund do not exceed 2.00% of average daily net assets.   These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lower of the foregoing expense limit or the limit then in place.

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You should read this Supplement in conjunction with the Fund's Prospectus and Statement of Additional Information (“SAI”) dated August 1, 2017, and provide information that you should know about the Fund before investing.  The Fund's Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference.  Copies these documents may be obtained without charge by visiting www.psgfunds.com or by calling 1-855-866-9825.

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